SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 9, 2002

Commission File No. 1-9158

MAI SYSTEMS CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware	22-2554549
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 Jeronimo Road
Irvine, California
92618
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (949) 598-6000

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On December 9, 2002 the Registrant engaged the accounting firm of BDO Seidman, LLP as the independent public accountants to audit the Registrant’s financial statements for the fiscal year ending December 31, 2002, as well as future financial statements, to replace the firm of KPMG LLP, which was the Registrant’s principal independent accountant as reported in the Registrant’s Form 10-K as filed with the Securities and Exchange Commission for the period ending December 31, 2001. As reported in the Registrant’s Form 8-K filed November 21, 2002, KPMG LLP was terminated as the Registrant’s independent public accountants on November 14, 2002.

The selection of BDO Seidman, LLP to replace KPMG LLP as the Registrant’s independent public accountants was approved by the Board of Directors of the Registrant and its Audit Committee.

During the years ended December 31, 2001 and 2000 and through December 9, 2002, neither the Registrant nor anyone on its behalf consulted BDO Seidman, LLP regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. FINANCIAL STATEMENTS OR EXHIBITS.

a.     Financial Statements. None.

b.     Exhibits. None

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAI SYSTEMS CORPORATION (Registrant)
Date: December 10, 2002	/s/ W. Brian Kretzmer

W. Brian Kretzmer Chief Executive Officer and President (Chief Executive Officer)

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